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                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                                January 21, 2000
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                                ecom ecom.com, inc.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



        Florida                  33-96638-A              65-0538051
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number



       Suite 1000, 3801 PGA Boulevard, Palm Beach Gardens, Florida 33410
       -----------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code



                                (561) 622-4395
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code








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ITEM 5.  OTHER EVENTS

     On January 21, 2000, ecom ecom.com, Inc., a Florida corporation (the "Registrant" or the "Company") and the shareholders (the "Shareholders") of Star Dot Marketing, Inc. ("SDMI") entered into a Stock Exchange Agreement pursuant to which the Company will issue to the Shareholders approximately 675,000 shares of the common stock of the Company in exchange for all the outstanding common stock of SDMI. It is anticipated that the transaction will close upon completion of the Company's due diligence review of SDMI. For information on the business of SDMI, please see the February 3, 2000 press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. To be filed within 75 days of the date upon which the subject acquisition is actually consummated, if ever.

     (b) PROFORMA FINANCIAL INFORMATION. To be filed within 75 days of the date upon which the subject acquisition is actually consummated, if ever.

     (c) EXHIBITS.  The following exhibits are filed herewith:

EXHIBIT
NUMBER     DESCRIPTION                                    LOCATION
-------    -----------                                    --------

10.1       Stock Exchange Agreement             Filed herewith electronically
           (without the schedules and
            exhibits attached thereto)

99.1       Press Release February 3, 2000       Filed herewith electronically




                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                              ecom ecom.com, inc.




February 16, 2000             By: /s/ David J. Panaia
                                  David J. Panaia, President